UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in its Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

P.O. Box 157, Paris, Kentucky (Address of principal executive offices)	40362-0157 (Zip code)

(859) 987-1795

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	KTYB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Introductory Note

On January 27, 2021, Kentucky Bancshares, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of January 27, 2021 (the “Merger Agreement”), with Stock Yards Bancorp, Inc., a Kentucky corporation (“Stock Yards”), and H. Meyer Merger Subsidiary, Inc., a Kentucky corporation and a direct, wholly-owned subsidiary of Stock Yards (“Merger Subsidiary”). This Current Report of Form 8-K is being filed in connection with the completion on May 31, 2021 of the transactions contemplated by the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Pursuant to the terms and conditions set forth in the Merger Agreement, on May 31, 2021, Merger Subsidiary merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) and, immediately following the Merger, the Company merged with and into Stock Yards, with Stock Yards continuing as the surviving corporation (the “Parent-Sub Merger”).

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, no par value per share (the “KTYB Common Stock”), issued and outstanding immediately prior to the Effective Time (except for certain shares of KTYB Common Stock owned by the Company or Stock Yards, as provided in the Merger Agreement) converted into (i) 0.64 shares (the “Exchange Ratio”) of common stock, no par value, of Stock Yards (the “SYBT Common Stock”) and (ii) the right to receive, without interest, $4.75 in cash (the “Per Share Cash Consideration”) and, together with the shares of SYBT Common Stock issued pursuant to the preceding clause (i), the “Merger Consideration”).

Further, at the Effective Time, each award of a share of KTYB Common Stock subject to vesting, repurchase or other lapse restrictions (a “KTYB Restricted Stock Award”), whether vested or unvested, that was outstanding as of May 31, 2021, and remained outstanding as of immediately prior to the Effective Time, vested and was converted automatically into the right to receive the Merger Consideration in respect of each share of KTYB Common Stock underlying the KTYB Restricted Stock Award.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 28, 2021, and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Merger, the Company notified the Financial Industry Regulatory Authority (“FINRA”) that the Merger had been completed and requested that FINRA (i) suspend trading of the KTYB Common Stock on the OTCQX, (ii) withdraw the KTYB Common Stock from listing on the OTCQX prior to the open of trading on June 1, 2021, and (iii) file with the SEC a notification of removal from listing on Form 25 to delist the KTYB Common Stock from the OTCQX and deregister the KTYB Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the KTYB Common Stock will no longer be listed on the OTCQX.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the KTYB Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Upon the Effective Time, shareholders of the Company immediately prior to the Effective Time ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

Item 5.01	Change in Control of Registrant.

The information set forth above under Item 2.01 of this Current Report on Form 8-K and below under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02.

As of the Effective Time, the Company’s directors and executive officers ceased serving as directors and executive officers of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03.

As a result of the Merger and Parent-Sub Merger, the Company ceased to exist and Stock Yards continued as the surviving corporation. The Second Amended and Restated Articles of Incorporation of Stock Yards filed with the Secretary of State of Kentucky on April 25, 2013, as amended by Articles of Amendment to the Second Amended and Restated Articles of Incorporation filed with the Secretary of State of Kentucky on April 23, 2014 and Articles of Amendment to the Second Amended and Restated Articles of Incorporation filed with the Secretary of State of Kentucky on April 23, 2015, and the Bylaws of Stock Yards in effect at the Effective Time remained the Second Amended and Restated Articles of Incorporation, as amended, of Stock Yards and the Bylaws of Stock Yards as the surviving corporation in the Parent-Sub Merger.

Copies of the Second Amended and Restated Articles of Incorporation, as amended, of Stock Yards and the Bylaws of Stock Yards, as described above, are included as Exhibits 3.1, 3.2, 3.3 and 3.4 hereto, respectively, each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger dated January 27, 2021 by and among Stock Yards Bancorp, Inc., H. Meyer Merger Subsidiary, Inc. and Kentucky Bancshares, Inc. (attached as Exhibit 2.1 to Current Report on Form 8-K dated and filed on January 28, 2021, and incorporated by reference herein.

3.1	Second Amended and Restated Articles of Incorporation, filed with the Secretary of State of Kentucky on April 25, 2013, Exhibit 3.1 to Form 8-K filed April 25, 2013, is incorporated by reference herein.

3.2	Articles of Amendment to the Second Amended and Restated Articles of Incorporation, filed with the Secretary of State of Kentucky on April 23, 2014, Exhibit 3.1 to Form 8-K filed April 25, 2014, is incorporated by reference herein.

3.3	Articles of Amendment to the Second Amended and Restated Articles of Incorporation, filed with the Secretary of State of Kentucky on April 23, 2015, Exhibit 3.1 to Form 8-K filed on April 27, 2015, is incorporated by reference herein.

3.4	Bylaws of Stock Yards as currently in effect, Exhibit 3.1 to Form 8-K/A filed October 1, 2018, is incorporated by reference herein.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY BANCSHARES, INC.

Date: June 1, 2021	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer

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